Morgan Stanley Institutional Fund, Inc. - International
Real Estate Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Nippon Building Fund Inc.
Purchase/Trade Date: 1/17/2013
Offering Price of Shares: JPY 891,800
Total Amount of Offering: 74,000 shares
Amount Purchased by Fund: 43 shares
Percentage of Offering Purchased by Fund: 0.058
Percentage of Fund's Total Assets: 0.41
Brokers:  Nomura Securities Co. Ltd., Daiwa Securities Co.
Ltd., Merrill Lynch Japan Securities Co., Mitsubishi UFJ
Morgan Stanley Securities Co., Mizuho Securities Co. Ltd,
SMBC Nikko Securities Inc.
Purchased from:  Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Industrial & Infrastructure Fund
Investment Corporation
Purchase/Trade Date: 1/29/2013
Offering Price of Shares: JPY 692,250
Total Amount of Offering: 15,048 shares
Amount Purchased by Fund: 13 shares
Percentage of Offering Purchased by Fund: 0.086
Percentage of Fund's Total Assets: 0.09
Brokers:  Morgan Stanley & Co. International plc, SMBC
Nikko Capital Markets Limited, Nomura International plc,
Barclays Bank PLC
Purchased from:  Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Nippon Prologis REIT, Inc.
Purchase/Trade Date: 2/4/2013
Offering Price of Shares: JPY 550,000
Total Amount of Offering: 182,350 shares
Amount Purchased by Fund: 74 shares
Percentage of Offering Purchased by Fund: 0.041
Percentage of Fund's Total Assets: 0.42
Brokers:  Morgan Stanley, SMBC Nikko, Goldman Sachs
International, JP Morgan
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: United Urban Investment
Corporation
Purchase/Trade Date: 3/6/2013
Offering Price of Shares: JPY 123,382
Total Amount of Offering: 190,000 shares
Amount Purchased by Fund: 104 shares
Percentage of Offering Purchased by Fund: 0.055
Percentage of Fund's Total Assets: 0.13
Brokers:  SMBC Nikko Securities Inc., Daiwa Securities
Co. Ltd., Mitsubishi UFJ Morgan Stanley Securities Co.,
Mizuho Securities Co. Ltd., Nomura Securities Co. Ltd.,
Tokai Tokyo Securities Co. Ltd.
Purchased from:  SMBC Nikko
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	British Land Co. plc
Purchase/Trade Date: 3/12/2013
Offering Price of Shares: GBP 5.500
Total Amount of Offering: 89,674,604 shares
Amount Purchased by Fund: 40,526 shares
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.93
Brokers:  Goldman Sachs & Co., Morgan Stanley, UBS AG
Purchased from: UBS AG London
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Daiwa House Residential Investment
Purchase/Trade Date: 3/12/2013
Offering Price of Shares: JPY 386,100
Total Amount of Offering: 28,000 shares
Amount Purchased by Fund: 24 shares
Percentage of Offering Purchased by Fund: 0.086
Percentage of Fund's Total Assets: 0.05
Brokers:  Daiwa Securities Co. Ltd, Mitsubishi UFJ
Morgan Stanley Securities Co.
Purchased from:  Daiwa Securities/Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Nomura Real Estate Holdings
Purchase/Trade Date: 3/13/2013
Offering Price of Shares: JPY 1,856
Total Amount of Offering: 27,870,000 shares
Amount Purchased by Fund: 8,200 shares
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.15
Brokers:  Nomura Securities, Mitsubishi UFJ Morgan
Stanley Securities Co., Mizuho Securities, SMBC Nikko
Purchased from: Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Orix JREIT Inc.
Purchase/Trade Date: 3/19/2013
Offering Price of Shares: JPY 122,655
Total Amount of Offering: 160,900 shares
Amount Purchased by Fund: 121 shares
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 0.05
Brokers:  Daiwa Securities Co. Ltd, Nomura Securities Co.
Ltd, UBS Securities Limited (Japan), Merrill Lynch Japan
Inc., Mitsubishi UFJ Morgan Stanley Securities Co.,
Mizuho Securities Co. Ltd, SMBC Nikko Securities Inc.,
Tokai Tokyo Securities Co. Ltd.
Purchased from: Daiwa Securities/Nomura/UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Nippon Prologis REIT Inc..
Purchase/Trade Date:	6/3/2013
Offering Price of Shares: JPY 763,420
Total Amount of Offering: 96,200 shares
Amount Purchased by Fund 34 shares
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.27
Brokers:  Morgan Stanley, SMBC Nikko, Goldman Sachs
International, JP Morgan, BofA Merrill Lynch
Purchased from: Goldman Sachs Asia
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: .Nomura Real Estate Master Fund,
Inc.
Purchase/Trade Date: 6/4/2013
Offering Price of Shares: JPY 100.000
Total Amount of Offering: 1,663,260 shares
Amount Purchased by Fund 211 shares
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.22
Brokers:  Nomura, SMBC Nikko, Morgan Stanley, BofA
Merrill Lynch, Goldman Sachs International, UBS
Investment Bank,
Purchased from: Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Nomura Real Estate Office Fund,
Inc.
Purchase/Trade Date:	6/26/2013
Offering Price of Shares: JPY 398,287
Total Amount of Offering: 62,730 shares
Amount Purchased by Fund: 14 shares
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.07
Brokers:  Nomura Securities Co. Ltd, Merrill Lynch Japan
Inc., Mitsubishi UFJ Morgan Stanley Securities Co.,
Mizuho Securities Co. Ltd, SMBC Nikko Securities Inc.,
Takagi Securities Co. Ltd, UBS Securities Limited (Japan)
Purchased from:  Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.